SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2004

OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-00368	41-0462685
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN	56538-0496
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780

(Former name or former address, if changed since last report.)

EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     On February 2, 2004, Otter Tail Corporation issued a press release announcing 2003 earnings, a dividend increase and 2004 expectations, a copy of which is furnished herewith as Exhibit 99.1.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 3, 2004	OTTER TAIL CORPORATION

	By	/s/ Kevin G. Moug

Kevin G. Moug
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release, dated February 2, 2004

3